AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                    CENTERLINE HOLDING COMPANY REPORTS THIRD
                         QUARTER 2007 FINANCIAL RESULTS



NEW YORK, NY - NOVEMBER 8, 2007 - Centerline Holding Company (NYSE: CHC) ("Centerline" or the "Company"), the parent company of Centerline Capital Group, today announced financial results for the third quarter and nine months ended September 30, 2007.

THIRD QUARTER HIGHLIGHTS:


     o Direct Assets Under Management ("AUM") grew to $18.2 billion, an increase of 6.5% over the second quarter of 2007 and 22.8% over the third quarter of 2006;

     o Revenues, adjusted to exclude Consolidated Partnerships(a), of $104.8 million, an increase of 2.4% over the third quarter of 2006;

     o Centerline's Affordable Housing Group ("Affordable Housing") raised $132.9 million of gross equity for various low income housing tax credit ("LIHTC") investment funds;

     o Centerline's Commercial Real Estate Group closed a $585.0 million high-yield Commercial Mortgage Backed Securities ("CMBS") fund and priced and closed a $986.0 million Collateralized Debt Obligation ("CDO") offering for one of the Company's CMBS investment funds;

     o Stable credit performance within $2.9 billion revenue bond portfolio; At September 30, 2007, 15 bonds with an outstanding balance of $88.9 million were delinquent, representing 3.1% of the entire portfolio;

     o Strong credit performance in Agency (Fannie Mae/Freddie Mac) servicing portfolio; At September 30, 2007, two loans with an outstanding balance of $8.0 million were delinquent, representing 0.095% of the entire agency portfolio;

     o Delinquencies within CMBS portfolio at all time lows; At September 30, 2007, Centerline was the named special servicer on a portfolio of over $105.4 billion and $210.6 million was delinquent, representing 0.21% of the entire portfolio, as compared to the industry average of 0.32% as reported by Trepp.

               (A) SEE THE DISCUSSION FOR ADJUSTED REVENUES.


"Despite the ongoing credit crisis, Centerline had another solid quarter of operations," said Marc D. Schnitzer, Chief Executive Officer and President of Centerline. "In very difficult market conditions, we closed a $585 million high-yield CMBS fund and priced and closed a $986 million CDO for one of our CMBS investment funds. We believe these accomplishments are evidence of the strength of the Centerline brand and are a strong endorsement of our ability to assess and manage real estate risk."

FINANCIAL HIGHLIGHTS

The table below summarizes Centerline's revenues, revenues adjusted to exclude the impact of consolidated partnerships, Cash Available for Distribution ("CAD") (Centerline's primary performance measure) and net income (loss) for the three and nine months ended September 30, 2007 and 2006.

                                          THREE MONTHS ENDED SEPTEMBER 30,        NINE MONTHS ENDED SEPTEMBER 30,
                                        ------------------------------------   ------------------------------------
(in thousands, except per share data)       2007        2006       % CHANGE       2007         2006       % CHANGE
                                        ----------   ----------   ----------   ----------   ----------   ----------
 Revenues                               $  158,351   $  107,948        46.7%   $  410,580   $  259,010        58.5%
 Revenues Adjusted to exclude
       Consolidated Partnerships(a)     $  104,840   $  102,356         2.4%   $  286,327   $  265,119         8.0%
CAD(b)                                  $   30,144   $   43,605       (30.9%)  $   61,661   $   82,625       (25.4%)
Net Income                              $   10,642   $   14,571       (27.0%)  $      877   $   33,476       (97.4%)

Per Share Data (diluted):
  CAD(b)                                $     0.53   $     0.75       (29.3%)  $     1.06   $     1.40       (24.3%)
  Net Income (Loss)                     $     0.17   $     0.23       (26.1%)  $    (0.05)  $     0.51      (109.8%)

     (A)  SEE THE DISCUSSION BELOW FOR ADJUSTED REVENUES.

     (B)  SEE FOOTNOTE (2) TO THE SELECTED  FINANCIAL  DATA FOR A DISCUSSION  OF
          CAD.

ADJUSTED REVENUES

As previously reported, Centerline's operating results include the results of LIHTC Fund Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC Fund and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement.


In connection with the Centerline Investors acquisition, we also consolidate a number of funds which we manage that invest in Commercial Mortgage Backed Securities and re-securitization trusts ("CMBS Fund Partnerships") and a Direct Loan Investment fund. We maintain an equity interest in each of these funds and participate in the profits they generate.


As many of our revenues are eliminated when consolidating these partnerships, we are presenting our revenues adjusted to exclude the impact of the consolidation.

CENTERLINE THIRD QUARTER 2007 BUSINESS GROUPS ACTIVITY SUMMARY:

AFFORDABLE HOUSING

                                         THREE MONTHS ENDED    NINE MONTHS ENDED
                                         ------------------    -----------------
                                         SEPTEMBER 30, 2007   SEPTEMBER 30, 2007
                                         ------------------   ------------------
EQUITY RAISED                                        (in thousands)
-------------
                        LIHTC Funds             $   132,912          $   549,499
                                                ===========          ===========
CAPITAL DEPLOYED
----------------
                      Revenue Bonds             $    99,160          $   146,150
                        LIHTC Funds                 323,009              610,873
                                                -----------          -----------

                              TOTAL             $   422,169          $   757,023
                                                ===========          ===========


At September 30, Centerline's Affordable Housing assets under management included the $2.9 billion revenue bond portfolio and LIHTC investment funds totaling $9.0 billion. The Affordable Housing Group's assets under management grew 9.5% year over year.

Subsequent to the end of the third quarter, Affordable Housing closed Centerline Corporate Partners XXXVI LP ("CCP 36"), a $201.1 million multi-investor fund, bringing the Company's year-to-date total to $750 million of equity raised for tax credit funds. CCP 36 is expected to be comprised of equity investments in approximately 20 LIHTC properties located throughout the United States, and was sold to seven institutional investors.

COMMERCIAL REAL ESTATE

                                                     THREE MONTHS ENDED      NINE MONTHS ENDED
                                                     ------------------      -----------------
                                                     SEPTEMBER 30, 2007     SEPTEMBER 30, 2007
                                                     ------------------     ------------------
CAPITAL DEPLOYED                                                   (in thousands)
----------------
 Agency Loan Originations (Fannie Mae/Freddie Mac)          $   203,606             $  637,658
                   Conduit/Other Loan Originations               45,075                737,917
 Collateralized Debt Obligation ("CDO") Securities              125,000                226,700
                      High-Yield CMBS Certificates              413,355                788,454
                    Real Estate Equity Investments                3,574                 33,516
                                                            -----------             -----------

                                             TOTAL          $   790,610             $2,424,245
                                                            ===========             ===========

At September 30, 2007, Centerline's Commercial Real Estate assets under management included approximately $4.8 billion of high-yield CMBS bonds, $1.3 billion of direct loans funds and $154.8 million of real estate equity funds. The Commercial Real Estate Group's assets under management grew 60.2% year over year.

ASSET MANAGEMENT

As of September 30, 2007, Centerline serviced a primary loan portfolio of approximately $27.4 billion, an increase of 54.0% over the outstanding balance of the primary loan servicing portfolio at September 30, 2006. In addition, Centerline is the named special servicer on a portfolio of over $105.4 billion of CMBS.

CREDIT RISK PRODUCTS

During  the  third  quarter   2007,   Centerline   Financial  LLC   ("Centerline
Financial"), part of the Company's Credit Risk Products Group, has provided credit default swaps on over $32.9 million of affordable multifamily housing bonds, bringing the total for the first nine months to approximately $331.9 million. Since Centerline Financial's inception, June 2006, the Company's Credit Risk Products Group has provided credit default swaps on over $1.5 billion of affordable multifamily housing bonds.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today, November 8, 2007, at 10:00 a.m. Eastern Time to review the Company's third quarter financial results for the period ended September 30, 2007. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call 877-856-1962. A webcast of the presentation will be available live and can be accessed through the Company's website, www.centerline.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Monday, November 12, 2007, at (888) 203-1112 (Passcode 3698474) or on our website, through Friday, February 8, 2008.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the Centerline website at www.centerline.com.

                                       ###

ABOUT THE COMPANY

Centerline Capital Group, a subsidiary of Centerline Holding Company (NYSE:CHC), lends, invests and manages capital, with a core focus on the real estate industry. Centerline Capital Group is headquartered in New York, New York and has over 500 employees in nine offices throughout the United States. For more information, please visit Centerline's website at http://www.centerline.com or contact the Investor Relations Department directly at 800-831-4826.

                                       ###

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (in thousands, except per share amounts)

                                                            September 30,    December 31,
                                                                 2007           2006
                                                            -------------   -------------
                                                            (Unaudited)
Mortgage revenue bonds - at fair value                      $   2,578,107   $   2,397,738
                                                            -------------   -------------
Net addition to assets from consolidation of partnerships   $   6,847,666   $   5,498,208
                                                            -------------   -------------
Total assets                                                $  11,081,971   $   9,688,516
                                                            -------------   -------------

Liabilities:
  Financing arrangements                                    $   1,900,820   $   1,801,170
                                                            -------------   -------------
  Preferred shares of subsidiary (subject to mandatory
   repurchase)                                              $     273,500   $     273,500
                                                            -------------   -------------
  Notes payable                                             $     640,948   $     591,165
                                                            -------------   -------------
  Liabilities of consolidated partnerships                  $   3,164,227   $   2,700,154
                                                            -------------   -------------

Total liabilities                                           $   6,215,585   $   5,580,333
                                                            -------------   -------------

Minority interests in consolidated subsidiaries             $     220,196   $     247,390
                                                            -------------   -------------
Preferred shares of subsidiary (not subject to mandatory
  repurchase)                                               $     104,000   $     104,000
                                                            -------------   -------------
Partners' interests in consolidated partnerships            $   3,705,564   $   2,806,661
                                                            -------------   -------------

Total shareholders' equity                                  $     836,626   $     950,132
                                                            -------------   -------------

                                             =====================================================================================
                                                                       Three Months Ended September 30,
                                                               2007                                        2006
                                             -----------------------------------------   -----------------------------------------
                                                                                  (Unaudited)
                                                  As                           As            As                            As
                                               Reported    Adjustments(1)  Adjusted(1)    Reported    Adjustments(1)   Adjusted(1)
                                             ------------  -------------  ------------  ------------  --------------  ------------
Total revenues                               $    158,351  $     (53,511) $    104,840  $    107,948  $        5,592  $    102,356

Interest expense                                  (46,704)            --       (46,704)      (30,373)             --       (30,373)
General and administrative                        (44,292)            --       (44,292)      (43,679)             --       (43,679)
Depreciation and amortization                     (12,041)            --       (12,041)      (10,832)             --       (10,832)
Write-off intangible assets                            --             --            --        (2,547)             --        (2,547)
Impairment of assets                                 (548)            --          (548)         (394)             --          (394)
Expenses and equity losses of consolidated
  partnerships                                   (124,560)       124,560            --      (100,896)        100,896            --
Equity and other income                             3,735         10,954        14,689         4,512          10,088        14,600
Income allocated to preferred shareholders
  and minority interests, net of tax               (6,863)            --        (6,863)       (7,327)             --
                                                                                                                           (7,327)
Loss allocated to partners of consolidated
  partnerships                                     82,003        (82,003)           --       105,392        (105,392)           --
                                             ------------  -------------  ------------  ------------  --------------  ------------

Income before income taxes                          9,081             --         9,081        21,804              --        21,804

Income tax benefit (provision)                      1,561             --         1,561        (7,233)             --        (7,233)
                                             ------------  -------------  ------------  ------------  --------------  ------------

Net income                                   $     10,642  $          --  $     10,642  $     14,571  $           --  $     14,571
                                             ============  =============  ============  ============  ==============  ============

  4.4% Convertible CRA Preferred
     dividend requirements                         (1,188)            --        (1,188)       (1,188)             --        (1,188)
                                             ------------  -------------  ------------  ------------  --------------  ------------

Net income available to common
  and CRA shareholders                       $      9,454  $          --  $      9,454  $     13,383  $           --  $     13,383
                                             ============  =============  ============  ============  ==============  ============

Net income per share (basic and diluted):    $       0.17  $          --  $       0.17  $       0.23  $           --  $       0.23
                                             ============  =============  ============  ============  ==============  ============

Weighted average shares outstanding:
   Basic                                           56,582             --        56,582        58,015              --        58,015
                                             ============  =============  ============  ============  ==============  ============
   Diluted                                         57,263             --        57,263        58,396              --        58,396
                                             ============  =============  ============  ============  ==============  ============

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (in thousands, except per share amounts)

                                             =====================================================================================
                                                                       Nine Months Ended September 30,
                                                               2007                                        2006
                                             -----------------------------------------   -----------------------------------------
                                                                                  (Unaudited)
                                                  As                           As            As                            As
                                               Reported    Adjustments(1)  Adjusted(1)    Reported    Adjustments(1)   Adjusted(1)
                                             ------------  -------------  ------------  ------------  --------------  ------------

Total revenues                               $    410,580  $    (124,253) $    286,327  $    259,010  $        6,109  $    265,119

Interest expense                                 (113,896)            --      (113,896)      (81,415)             --       (81,415)
General and administrative                       (144,656)            --      (144,656)     (116,105)             --      (116,105)
Depreciation and amortization                     (34,133)            --       (34,133)      (33,961)             --       (33,961)
Write-off intangible assets                            --             --            --        (2,547)             --        (2,547)
Impairment of assets                              (19,933)            --       (19,933)       (2,665)             --        (2,665)
Expenses and equity losses of consolidated
  partnerships                                   (364,147)       364,147            --      (285,071)        285,071            --
Equity and other income                             6,919         20,996        27,915        16,846          10,083        26,929
Income allocated to preferred shareholders
  and minority interests, net of tax               (5,567)            --        (5,567)      (17,970)             --       (17,970)
Loss allocated to partners of consolidated
  partnerships                                    260,890       (260,890)           --       301,263         301,263            --
                                             ------------  -------------  ------------  ------------  --------------  ------------

(Loss) income before income taxes                  (3,943)            --        (3,943)       37,385              --        37,385

Income tax benefit (provision)                      4,820             --         4,820        (3,909)             --        (3,909)
                                             ------------  -------------  ------------  ------------  --------------  ------------

Net income
                                             $        877  $          --  $        877  $     33,476  $           --  $     33,476
                                             ============  =============  ============  ============  ==============  ============

  4.4% Convertible CRA Preferred
     dividend requirements                         (3,564)            --        (3,564)       (3,564)             --        (3,564)
                                             ------------  -------------  ------------  ------------  --------------  ------------

Net (loss) income available to common
  and CRA shareholders                       $     (2,687) $          --  $     (2,687) $     29,912  $           --  $     29,912
                                             ============  =============  ============  ============  ==============  ============

Net (loss) income per share (basic and
  diluted):                                  $      (0.05) $          --  $      (0.05) $       0.51  $           --  $       0.51
                                             ============  =============  ============  ============  ==============  ============
Weighted average shares outstanding:
  Basic                                            57,248             --        57,248        58,409              --        58,409
                                             ============  =============  ============  ============  ==============  ============
  Diluted                                          57,248             --        57,248        58,830              --        58,830
                                             ============  =============  ============  ============  ==============  ============

   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)

                                                     --------------------------------    --------------------------------
                                                     Three Months Ended September 30,     Nine Months Ended September 30,
                                                          2007              2006              2007             2006
                                                     --------------    --------------    --------------    --------------
(In thousands)
Net income                                           $       10,642    $       14,571    $          877    $        3,476
4.4% Convertible CRA Preferred dividends                     (1,188)           (1,188)           (3,564)           (3,564)
Interest income yield adjustments                             2,545             3,647             7,154             4,085
Fees deferred for GAAP                                       (1,367)           14,394             7,976            23,814
Depreciation and amortization expense                        12,041            11,033            34,133            34,561
Write-off of intangible assets                                    -             2,547                 -             2,547
Gain on sale of investments                                     556            (2,188)           (2,324)           (9,001)
Tax adjustment                                                 (244)               63               952               282
Non-cash compensation                                         1,927             9,169            14,980            12,583
Difference between subsidiary equity distributions
   and income allocated to minority interests                (4,291)           (2,978)          (26,035)          (13,212)
Non-cash equity income                                         (129)           (6,402)              275            (5,754)
Loss on impairment of assets                                    548               395            19,933             2,665
Other, net                                                    9,104               542             7,304               143
                                                     --------------    --------------    --------------    --------------
CAD                                                  $       30,144    $       43,605    $       61,661    $       82,625
                                                     ==============    ==============    ==============    ==============

(1) As previously reported, Centerline Holding Company's earnings results include the results of LIHTC Fund Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC Fund and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation of these partnerships, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. We act as a general partner of the CMBS Fund and Direct Loan Fund Partnerships we sponsor and own a portion of the funds. Adjusted equity income includes our proportionate share of the profits as well as other allocations for general partner services. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) Centerline Holding Company believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company. CAD is the performance measure used by our chief decision-makers to allocate resources among our segments. CAD represents net income (computed in accordance with GAAP), adjusted for:

     o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit intermediated fees.
     o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
     o Depreciation and amortization, including write-off of intangible assets.
     o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
     o    Losses on sales of loans or repayment of revenue bonds.
     o    Impairment losses.
     o The portion of tax benefit or provision that is not expected to be realized in cash.
     o    Non-cash compensation expenses.
     o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.

                                       ###

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CENTERLINE HOLDING COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, FORM 10-Q AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND INCLUDE, AMONG OTHERS, ADVERSE CHANGES IN REAL ESTATE MARKETS INCLUDING, AMONG OTHER THINGS, COMPETITION WITH OTHER COMPANIES; INTEREST RATE FLUCTUATIONS; GENERAL ECONOMIC AND BUSINESS CONDITIONS, WHICH WILL, AMONG OTHER THINGS, AFFECT THE AVAILABILITY AND CREDIT WORTHINESS OF PROSPECTIVE TENANTS, LEASE RENTS AND THE TERMS AND AVAILABILITY OF FINANCING FOR PROPERTIES FINANCED BY MORTGAGE REVENUE BONDS WE OWN; ENVIRONMENTAL/SAFETY REQUIREMENTS; CHANGES IN APPLICABLE LAWS AND REGULATIONS; OUR TAX TREATMENT, THE TAX TREATMENT OF OUR SUBSIDIARIES AND THE TAX TREATMENT OF OUR INVESTMENTS; RISK OF DEFAULT ASSOCIATED WITH THE MORTGAGE REVENUE BONDS AND OTHER SECURITIES HELD BY US OR OUR SUBSIDIARIES; RISKS ASSOCIATED WITH PROVIDING CREDIT INTERMEDIATION; RISK OF LOSS UNDER MORTGAGE LOAN LOSS SHARING AGREEMENTS; THE RISK THAT RELATIONSHIPS WITH KEY INVESTORS AND DEVELOPERS MAY NOT CONTINUE; OUR ABILITY TO GENERATE FEE INCOME MAY NOT CONTINUE; AND RISKS RELATED TO THE FORM AND STRUCTURE OF OUR FINANCING ARRANGEMENTS. WORDS SUCH AS "ANTICIPATES", "EXPECTS", "INTENDS", "PLANS", "BELIEVES", "SEEKS", "ESTIMATES" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. CENTERLINE HOLDING COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CENTERLINE HOLDING COMPANY'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###